Exhibit 99.2

To: Luminace Holdings, LLC

From: Meagan Fischer, Project Manager, UL Services Group LLC

Date: 26 September 2024

Re: PR-124323 Developer Review - Due Diligence Summary of Findings and Conclusions of Review

Introduction

This report was prepared by UL Services Group LLC (“UL Solutions”) and is based on information not within the control of UL Solutions. UL Solutions has assumed the information provided by others, both verbal and written, is complete and correct. While it is believed the information, data, and opinions contained herein will be reliable under the conditions and subject to the limitations set forth herein, UL Solutions does not guarantee the accuracy thereof.

UL Services Group LLC (“UL Solutions” or “ULS”) has been engaged by Luminace Holdings, LLC (“Luminace,” “Client,” or “Sponsor”) to perform Technical Due Diligence and provide a Limited-Review Independent Engineering Report (“IER”) for a portfolio of Commercial and Industrial (“C&I”) Solar Projects (together the “Portfolio” or the “Projects” and each individually the “Project”) located in the United States. The results of ULS’s review were provided within an Independent Engineering Report titled “Luminace Developer Review for Project Financing” (the “IE Report”), dated 3 September 2024. This summary report (the “Summary Report”) has been prepared in connection with the engagement by the Client to provide an Independent Engineering Report (“IER”) in support of Luminace’s 2024 financings. In order to gain a complete understanding of ULS’s review, and of our findings and conclusions, the IE Report should be read in its entirety.

The Portfolio consists of substantially all of Luminace’s projects, both operating and development. The Portfolio consists of 999 C&I Sites that were developed or are being developed by Luminace, grouped into 193 Projects. There are a total of 710 Sites in operation and 289 Sites in development or under construction. The total capacity of operating Sites in the Portfolio is 521 MWDC, with Sites ranging from 17 kWDC to 10 MWDC. The planned capacity for the Portfolio, including Sites that are under development and in construction, is 764 MWDC. The Projects are located in 18 states in the US and the District of Columbia.

ULS was scoped to perform a review of the processes and procedures used by Luminace to develop, design, construct, operate, and manage the Projects. ULS also examined a sampling of 10 individual Sites within the Portfolio to conduct a review of the technology and design, the PVSyst Reports, and to conduct virtual site visits. ULS selected the 10 sample Sites based on a representative variety of EPC Contractors, states, and mounting types, with a preference towards larger Sites.

To complete the review, ULS was provided an asset registry document (“Asset Registry”) dated 10 July 2024 that provides the details of each Project within the Portfolio. The information within this Report is based on the contents of the asset registry document and the additional supporting documentation provided by the Client as referenced throughout this Report. Additionally, ULS held discussions and interviews with a number of Luminace team members in support of the reviews and opinions provided within this Report.

ULS did not review the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements; the value of collateral securing such assets; or the compliance of the originator of the assets with federal, state, and local laws and regulations.

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Executive Summary

Portfolio Overview

Per the Client-provided Asset Registry, the Portfolio consists of 999 C&I Sites that were developed or are being developed by Luminace (formerly known as Constellation), grouped into 193 Projects. Each Project contains one or more individual Sites. There are a total of 710 Sites in operation and 289 Sites in early stages of development or under construction. The total capacity of operating Sites in the Portfolio is 521 MWDC, with Sites ranging from 17 kWDC to 10 MWDC. The planned capacity for the Portfolio, including Sites that are under development and in construction is 764 MWDC. The Projects are located in 18 states in the US and the District of Columbia.

Table 1 shows the Portfolio distribution across the United States including both in development and operating Sites.

Table 1: Portfolio Summary

State	Number of Sites	Capacity (MWDC)	Capacity (MWAC)	% of Portfolio by Capacity (DC)	% of Portfolio by Capacity (AC)

AZ	183	65.70	53.66	9%	11%

CA	569	153.13	105.60	20%	22%

CT	2	0.48	0.44	0%	0%

DC	6	8.03	4.70	1%	1%

DE	5	16.57	12.35	2%	3%

GA	18	17.79	13.64	2%	3%

IA	1	0.00	0.00	0%	0%

IL	34	96.16	63.17	13%	13%

MA	13	13.96	11.87	2%	3%

MD	70	84.28	57.93	11%	12%

ME	18	90.91	32.42	12%	7%

MN	4	4.25	3.00	1%	1%

NJ	23	68.83	47.74	9%	10%

NV	1	3.77	3.00	0%	1%

NY	9	54.44	27.25	7%	6%

OH	2	3.47	3.41	0%	1%

OR	17	50.40	15.30	7%	3%

RI	2	5.06	3.95	1%	1%

TX	22	27.03	12.09	4%	3%

Total	999	764.26	471.50	100%	100%

Sponsor Experience

EPC Qualification and Experience

ULS understands that Luminace has over two dozen EPC contractors pre-qualified to support the development and construction of projects. Qualification of the EPC contractors requires a thorough review

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of the contractors, including experience with similar projects, health and safety metrics, and insurance and bonding capabilities.

Based on a review of the provided EPC RFI qualification form as well as the Luminace policies and procedures for EPC qualification, ULS considers the EPC pre-qualification and selection process to comply with industry standards.

ULS notes that regular oversight and communications with an EPC provider both before and during construction is vital to maintaining a good working relationship and keeping a project on schedule. Based on discussions with the Client, ULS understands that both the Luminace Technical Sales and E&C teams for a project are in regular contact with the EPC regarding contract negotiation, execution performance, and management of deliverables.

ULS considers this to be good practice and takes no exception to EPC provider qualification, selection and management methods developed and used by Luminace.

O&M Experience

Luminace operates and manages projects in the portfolio with an internal team of regional Asset Managers (“AMs”) that oversee a group of projects and the associated third-party O&M providers. The AMs manage the projects, provide oversight to and quality control of the O&M providers. In addition to the AMs and O&M providers, Luminace uses an approved network of service providers to provide repair and upgrade services for major system repairs and/or upgrades such as full module replacements or replacing all the inverters on a project with new models. This arrangement frees up the O&M provider to maintain the remainder of the projects under their control and provides specialized expertise and labor for major maintenance activities.

ULS expects this to result in economies of scale and more efficient operation of the projects. Since major maintenance activities and seldom performed services are handled by a specialized team, the AMs can continue to manage the rest of the projects in their individual portfolios. ULS is of the opinion that the division of labor and tasks described above will help to improve the efficiency of the maintenance program as well as helping to maintain high individual system availability.

Overall, ULS considers the approach Luminace has taken to provide O&M services for the portfolio to be appropriate.

Development Process Overview

ULS performed a process and procedures review of the Luminace’s development process. This included review of their project management procedures and tools, diligence process, site evaluation procedures, EPC qualification & selection process, installation, and design procedures, including energy modeling process, system design and equipment selection.

ULS found the processes and procedures to be suitable for projects of the size and design within the Portfolio.

Origination Phase

ULS has reviewed Luminace’s process and methodology used during origination phase for generating opportunities, including processes for preliminary model generation, opportunity sources and feasibility criteria to convert a sales lead into opportunity pipeline.

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ULS takes no exceptions with the origination procedures provided by the Luminace team.

Development Phase

ULS has reviewed Luminace’s process and methodology used during development phase, including processes for project development, due diligence and acceptance criteria to convert opportunity pipeline into a financeable project.

ULS takes no exceptions with the development procedures provided by the Luminace team.

Project Execution (E&C) Phase

ULS has reviewed Luminace’s process and methodology used for managing and overseeing EPC contractors, including procedures for EPC project management installation quality control, health and safety, as well as the processes during the construction, pre-operation, and closeout phases.

ULS takes no exceptions with the project execution procedures provided by the Luminace team.

Procurement Phase

The Client’s procurement processes for goods and services are governed by the procurement policies of Brookfield, the Client’s parent company. Brookfield procurement policies, as discussed with the Luminace Team, includes rules and best practices regarding general business practices, supplier selection, contracting and legal requirements, supply chain policies, environmental, social, and governance (“ESG”) guidelines, and vendor code of conduct. Compliance with the policy is required at all times, unless formally documented and approved by executive leadership. Such exceptions to the policy are only considered on an individual basis and shall in no event compromise the Client’s internal codes of conduct.

Selections of key equipment for projects are governed by the Client’s Approved Vendors List (“AVL”).The Brookfield Procurement team also reassesses existing vendors on the AVL for financial health and inventory management, which ULS considers to be beneficial to the process.

ULS takes no exceptions with the provided documentation regarding Luminace procurement processes.

Product Procurement

The Client’s procurement process for goods is typically the responsibility of the contracted EPC providers, as contracted under the Client’s turnkey EPC Agreement. In this case, the EPC will procure all required equipment and materials, including modules, inverters, racking/trackers, transformers and the Data Acquisition System (“DAS”) components for a project. On select projects, the Client may instead choose to procure OEM equipment themselves for certain technologies, which will typically only include modules, inverters, and/or DAS components. In these cases, the Client leverages its global supply for module procurement, which is coordinated between Brookfield global procurement and the Luminace technical sales and engineering & construction teams.

ULS finds this method to be typical for procurement, as many developers will have large MSAs with various module suppliers.

Approved Vendors List

The Client’s Approved Vendors List (“AVL”) is a list which includes original equipment manufacturers (“OEMs”) for solar modules, inverters, and tracking systems. The OEMs are assessed by the Client and a

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third-party independent engineer (“IE”) during the development phase of a given project, prior to entering definitive agreements. The process includes gathering information on the technology and manufacturer via a request for information (“RFI”) document. The RFI requests relevant documentation including company information, product documentation, specifications, and certifications, warranty terms & conditions, and warranty claims history. If there are no technical, commercial, or safety concerns as determined by the IE and/or the Luminace development & finance teams, the technology is accepted by both Luminace and the IE. The IE supports this conclusion formally in a documented report provided to Luminace. The report is subsequently provided to the Luminace finance community for formal acceptance. Equipment is further reviewed when proposed for specific projects to confirm suitability for specific uses and locations.

ULS has reviewed the AVL technical diligence process provided by the Client and considers it to be industry standard.

ULS takes no exceptions to the use of the technologies listed in the Client’s Approved Vendor List.

Energy Modeling Process Review

ULS has reviewed the energy modeling methodology and process by Luminace. Energy modeling for projects occur during the development phase and is a key input in determining the commercial viability of a project.

Luminace utilizes independent engineer(s) to perform energy modeling for all projects that are developed by third parties. ULS notes Luminace does have an internal database (back to 2021) to track all energy estimates provided by independent engineers, however, Luminace has verbally stated the majority of third-party energy estimates would be provided from independent engineering firm Enertis to develop independent energy estimates used as the basis within financial modeling. ULS considers the use of third-party energy estimators such as Enertis to be within standard industry practices and low risk.

Results from a sample of energy estimate reviews are outlined in Section 7.2. Based on the results of each review, ULS considers the energy estimates performed by Luminace to be reasonable.

Form Agreement Reviews

ULS reviewed templates for Form EPC and Off-Take Agreements. ULS is of the opinion that the EPC Contract and PPA terms are comprehensive and suitable for the C&I Projects of this type, and do not raise any undue concerns.

Operation and Maintenance

Maintenance Services Agreement

ULS reviewed the Maintenance Services Agreement between QE Solar and Brookfield and considers the agreement to be typical and industry standard. The included services are appropriate for the projects in the portfolio and those services that are excluded are typically excluded by O&M providers for similar market C&I PV systems of the same size and scale. Luminace performs Asset Management for the portfolio with internal, regional teams of asset managers. The asset managers oversee a group of projects and O&M provider activities.

ULS considers the operations and maintenance strategy of the Portfolio to be reasonable.

Fleet Performance Review

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ULS previously conducted a review of the fleet performance of a representative set of 605 Luminace Projects and found the operational performance to be 97.65%. ULS notes the number of operational projects has grown since the review was completed, but it is ULS’s opinion that for a portfolio of this size, considered over a 3-year period, the ratio of the generated energy to the weather adjusted expected energy output of 97.65% is a good result that reflects well on the design, construction, and operation of this large portfolio of operating DG assets. ULS notes that this level of operational performance exceeds levels that both ULS typically observes and are reported for the industry.

Luminace provided operational data for 605 Projects with COD dates prior to 2023 in the Portfolio for this review. ULS considers this subset of Projects to be representative of the work of the client as they developed, built, and operate these assets. Approximately 95% of all Project-months had operational data suitable for analysis from the full dataset.

Additionally, ULS used the operational data from this portfolio to estimate the uncertainty of energy output of the portfolio. Given the level of uncertainty, results are provided in Table 2.

Table 2: Probability of Exceedance Ratios

P75/P50	98.10%

P90/P50	96.40%

P95/P50	95.40%

P99/P50	93.40%

The total annual portfolio level uncertainty was estimated to be 2.83% for 2024.

Review of Existing Installations

Technology and Design Reviews

ULS performed technology and design reviews for 10 sample Sites and notes the technologies used are in the Client’s Approved Vendors List, to which ULS takes no exceptions.

PVSyst Reports

ULS reviewed energy estimates for 10 Projects to comment on the input assumptions and loss factors for the solar resource and the energy production model. To describe any differences between Client-provided loss factors and ULS estimated loss factors, ULS previously performed energy estimate reviews (PVsyst Reviews).

Based on these 10 PVsyst reviews, ULS either found agreement or minor differences for most inputs and assumptions. ULS understands that Luminace applies post-processing to the PVsyst when necessary to ensure that any losses due to curtailment, availability, or transformer losses are incorporated into year one energy estimates. ULS did not review post-processing for these Sites. The modeled production estimates for the 605 Projects reviewed were produced with the same methodology as the 10 samples Sites reviewed in this section. The ratio of the generated energy to the weather adjusted expected energy output was 97.65%. ULS considers this strong evidence to support the reasonableness of the Luminace production models.

Virtual Site Visits

In person or virtual site visits are typical for the Client in the development and construction phases of the Projects. ULS finds these processes typical for tracking progress and initiating remediation measures for any issues identified. In lieu of in person visits, ULS also finds the virtual site visit method acceptable for

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final IE approval. ULS review includes 3 virtual site visit reviews and 2 in person site visit reviews conducted by ULS. ULS considers the sites to be in good condition overall.

Conclusion

ULS finds Luminace’s current practices and future plans regarding EPC and equipment selection, O&M strategy, and Project development process to be appropriate for developing and maintaining a Portfolio of this nature. Luminace has extensive experience in all stages of the development process for C&I Projects across the United States, evidenced by conversations with the Client and reviews of Client-provided documentation of internal processes and team details; template form agreements; operational fleet performance; technology, design, and PVsyst reports of existing installations; and both virtual and in-person site visits.

UL SERVICES GROUP LLC | 23 British American Blvd. | Latham, NY 12110 | USA | p: 518-213-0044 | f: 518-213-0045